Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES THIRD

QUARTER 2018 FINANCIAL RESULTS

Omaha, Nebraska (Business Wire)	November 13, 2018

Boston Omaha Corporation (NASDAQ: BOMN) (the “Company”) announced its financial results for the third quarter ended September 30, 2018 in connection with filing its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

We show below summary financial data for the third quarter of 2018 and 2017. Our Quarterly Report on Form 10-Q can be found at www.bostonomaha.com.

	Third Quarter		First Nine Months
	2018	2017	2018	2017
Revenues:
Billboard Rentals, Net	$3,753,795	$1,451,843	$7,003,254	$3,681,653
Premiums Earned	814,944	550,778	1,799,293	1,574,877
Insurance Commissions	793,934	349,480	2,310,802	892,246
Investment and Other Income	30,845	32,880	92,872	101,015
Total Revenues	5,393,518	2,384,981	11,206,221	6,249,791

Depreciation and Amortization Expense	2,077,871	791,883	4,164,518	2,044,490

Net Loss Attributable to Common Stockholders	$(1,931,041)	$(1,511,956)	$(5,598,520)	$(3,989,983)
Basic and Diluted Net Loss per Share	$(0.09)	$(0.11)	$(0.29)	$(0.41)

			September 30,	December 31,
			2018	2017
Total Unrestricted Cash & Investments (1)			$103,617,648	$89,939,150
Total Assets			333,693,417	153,477,084
Total Liabilities			14,100,404	5,088,411
Total Noncontrolling Interest			1,196,754	1,234,987
Total Stockholders’ Equity			$318,396,259	$147,153,686

Our book value per share was $14.43 at September 30, 2018, compared to $10.25 at December 31, 2017.

(1)     Investments is made up of short-term U.S. treasury securities classified as trading securities and securities available for sale.

As of September 30, 2018 and November 13, 2018, we had 21,008,024 shares of Class A common stock and 1,055,560 shares of Class B common stock issued and outstanding.

About Boston Omaha Corporation

Boston Omaha Corporation is a public company engaged in several lines of business, including outdoor advertising and surety insurance, and also maintains investments in commercial real estate, residential homebuilding and banking businesses.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company make as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and services, the Company’s expectations regarding the Company’s sales, expenses, gross margins and other results of operations, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Contacts:

Boston Omaha Corporation

Catherine Vaughan

617-875-8911

cathy@bostonomaha.com